Exhibit 99.2

                    THIRD AMENDMENT TO FORBEARANCE AGREEMENT

     This Third Amendment to Forbearance Agreement, dated as of May 14, 1998 (this "Amendment"), is between Mercury Finance Company, a Delaware corporation (the "Company"), and the person(s) listed on the signature pages of this Amendment (collectively or individually, the "Lender"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned to such terms in the Forbearance Agreement (referred to below) or the Consent Agreement (defined herein).

                             PRELIMINARY STATEMENTS

     1. The Company and the Lender are parties (or as to the Lender, is a successor in interest to a party) to the Forbearance Agreement, dated as of July 11, 1997 (as amended by First Amendment to Forbearance Agreement dated as of November 6, 1997 Waiver Agreement dated April 30, 1998, and Second Amendment to Forbearance Agreement dated as of March 2, 1998, collectively, the "Forbearance Agreement").

     2. The Company has requested that the Forbearance Agreement be amended, inter alia, to extend the automatic Termination Date of the Forbearance Period from June 3, 1998 to July 15, 1998.

     3. The Lender is willing to extend the automatic Termination Date of the Forbearance Period from June 3, 1998 to July 15, 1998 but only on the terms and conditions stated herein.

                                    AGREEMENT

     In consideration of the premises and mutual agreements contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this Amendment agree as follows:

     1.   AMENDMENTS TO FORBEARANCE AGREEMENT.

     On the date this Amendment becomes effective, after satisfaction by the Company of each of the conditions set forth in Section 3 hereof:

     1.1 ESCROW. Section 1.1 of the Forbearance Agreement hereby is amended by deleting the definition of "Escrow".

     1.2 TERMINATION DATE. Section 1.1 of the Forbearance Agreement hereby is amended by deleting the reference to "June 3, 1998" in the definition of "Termination Date" and replacing it with "July 15, 1998".

     1.3 SPECIAL ESCROW. Section 1.1 of the Forbearance Agreement hereby is amended by adding in the appropriate alphabetical order the following defined terms:

          ""Special Escrow" means the escrow to be established by the holders of Funded Debt for the benefit of certain third-parties pursuant to the Special Escrow Agreement in accordance with Section 3.10 hereof."

          ""Special Escrow Agreement" means the Special Escrow Agreement to govern the Special Escrow to be entered into by the Company and the holders of Funded Debt on terms mutually acceptable to the Company and the Steering Committee."

     1.4 EFFECT OF TERMINATION DATE. Section 2.2 of the Forbearance Agreement hereby is amended by deleting the reference to "June 3, 1998" and replacing it with "July 15, 1998".

     1.5  PAYMENT OF INTEREST.

     (A) Subsection (A) under 3.2 of the Forbearance Agreement is hereby amended by deleting the reference to "Termination Date" and replacing it with "July 15, 1998".

     (B) Subsection (B) under Section 3.2 of the Forbearance Agreement hereby is amended by (i) deleting the reference to "June 1, 1998" and replacing it with "July 14, 1998" and (ii) by deleting the phrase "on the last business day of each month" and replacing it with "(x) May 29, 1998, (y) the earlier of the Last Prepetition Date (as defined below) and June 30, 1998 and (z) the earlier of the Last Prepetition Date and July 14, 1998".

     (C) Subsection (D) under Section 3.2 of the Forbearance Agreement hereby is amended by adding a new sentence at the end of the first sentence as follows:


          "On the earlier of (i) the last business day preceding the filing of the Chapter 11 Proceedings (as defined in the Consent Agreement) (the "Last Prepetition Date") and (ii) July 14, 1998, the Company will pay to the Lender all accrued and unpaid interest calculated to and including such date, excluding any accrued and unpaid interest owing to the Lender as a result of the application of a Default Rate in excess of 9.00% per annum."

     1.6 ACKNOWLEDGMENT; OTHER AGREEMENTS. Section 3.3 of the Forbearance Agreement hereby is amended by deleting the fourth sentence of such section.

     1.7 CASH SWEEP. Section 3.4 of the Forbearance Agreement hereby is amended by adding the following sentences after the fourth sentence in such section:

          "On the earlier of the Last Prepetition Date and July 6, 1998, the Company will pay to the Lender its Funded Debt Pro Rata Share of the aggregate amount of Excess Cash calculated as of the close of business on the third business day prior to the payment date (but after giving effect to any interest payments required to be paid under this Agreement on or before the payment date). On the earlier of the Last Prepetition Date and July 14, 1998, the Company will pay to the Lender its Funded Debt Pro Rata Share of the aggregate amount of Excess Cash calculated as of the close of business on the third business day prior to the payment date (but after giving effect to any interest payments required to be paid under the this Agreement on or before the payment date). Notwithstanding any other provision of this Agreement, all payments made under this Section 3.4 after May 14, 1998 shall be paid by the lenders to the Special Escrow until such time as the aggregate payments so made to the Special Escrow equals $13,000,000."

     1.8 ESCROW. Section 3.10 of the Forbearance Agreement hereby is amended by amending and restating such section in its entirety as follows:

          "3.10     Special Escrow:  By no later than June 3, 1998, the holders of Funded Debt shall establish the Special Escrow to serve as the escrow contemplated in Appendix I to the Consent Agreement for the Settlement Contribution and Indemnity Fund."

     1.9 TOLLING. Section 3.12 of the Forbearance Agreement hereby is amended by deleting each reference to "July 1, 1998" and replacing them with "August 31, 1998".

     1.10  TERMINATION EVENTS.

     (A) Subsection (D) of Section 4.1 of the Forbearance Agreement hereby is amended by amending and restating such section in its entirety as follows:

          "(D)  the Agreement dated as of May 14, 1998 attached hereto at
     Schedule 4.1(D) (the "Consent Agreement") shall have been terminated;"

     (B) Subsection (E) of Section 4.1 of the Forbearance Agreement hereby is amended by amending and restating such section in its entirety as follows:

     1.11 FORBEARANCE FEE. A new Section 3.11 shall be added to the Forbearance Agreement as follows:

          "3.11 FORBEARANCE FEE. By no later than June 3, 1998, the Company shall have paid the Lender a fee in consideration of entering into the Third Amendment to the Forbearance Agreement in an amount equal to the product of .0225 multiplied by the aggregate amount of outstanding principal owing by the Company to the Lender as of May 14, 1998."

          "(E)  INTENTIONALLY DELETED;"

     2.   REPRESENTATIONS AND WARRANTIES.

     To induce the Lender to enter into this Amendment, the Company represents and warrants to the Lender that:

     2.1 CORPORATE AUTHORITY; NO CONFLICTS. The execution and delivery by the Company of this Amendment and the performance of the Company's obligations under this Amendment (i) are within its corporate powers, (ii) are duly authorized by its board of directors, (iii) are not in contravention of the terms of its articles or certificate of incorporation or by-laws or of any indenture, agreement or undertaking to which it is a party or by which it or any of its property is bound, (iv) does not, as of the date hereof, require any consent, registration or approval of any governmental authority, (v) does not contravene any material contractual or governmental restriction binding upon it and
(vi) will not result in the imposition of any lien, claim or encumbrance upon any of its property under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which it is a party or by which its property may be bound or affected.

     2.2 NO TERMINATION EVENT; REPRESENTATIONS AND WARRANTIES. As of the date hereof, (a) no Termination Event under the Forbearance Agreement, as amended by this Amendment, has occurred and is continuing or will result from the amendments set forth in this Amendment other than as set forth in Schedule 2.2 hereof and (b) the representations and warranties of the Company contained in the Forbearance Agreement, as amended by this Amendment, are true and correct.


     3.   CONDITIONS TO EFFECTIVENESS.

     The obligation of the Lender to make the amendments contemplated by this Amendment, and the effectiveness thereof, are subject to the following:

     3.1 DOCUMENTS. The Lender has received all of the following, each duly executed and dated as of the date of this Amendment (or such other date as shall be satisfactory to the Lender) in form and substance satisfactory to the Lender:

     (A)  fully executed counterparts to this Amendment;

     (B) executed amendments on the same terms as this Amendment from other holders of Funded Debt satisfactory to the Lender;

     (C) certified resolutions of the board of directors of the Company authorizing or ratifying the execution, delivery and performance of this Amendment; and

     (D)  the Consent Agreement shall have become effective.

     3.2 EFFECTIVE TIME. Subject to the satisfaction of Section 3.1 hereof, the effective time of this Amendment shall be deemed to be 12:01 a.m. May 14, 1998.

     4.   MISCELLANEOUS.

     4.1 SECTION TITLES. The preliminary statements to this Amendment and the section titles used in this Amendment are for convenience only and do not affect the construction of this Amendment.

     4.2 COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which together constitute one instrument.

     4.3 ENTIRE AGREEMENT. This Amendment constitutes the full and entire understanding of the Company and the Lender with respect to the subject matter of this Amendment. To the extent that any term of this Amendment is inconsistent with or contrary to any term of the Forbearance Agreement, this Amendment shall govern and control.

     4.4 SUCCESSORS AND ASSIGNS. This Amendment inures to the benefit of, and is binding upon the successors and assigns of, each of the Company and the Lender.

     4.5 GOVERNING LAW. This Amendment will be interpreted, and the rights and liabilities of the Company and the Lender determined, in accordance with the internal laws of the State of Illinois.

     4.6 SEVERABILITY. Wherever possible, each provision of this Amendment will be interpreted in a manner as to be effective and valid under applicable law. If any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision is ineffective only to the extent of such prohibition or invalidity and the remaining provisions of this Amendment remain unaffected and in full force and effect.

     4.7 SIGNATURE PAGE REPRESENTATIONS OF COMMERCIAL PAPER HOLDERS. As to holders of commercial paper, each and every Schedule attached to the signature pages of this Amendment are true and correct.

     4.8 AMENDED AND RESTATED SCHEDULE OF EXISTING AGREEMENTS. Schedule 1 to the Forbearance Agreement is hereby amended and restated such that any reference in the Forbearance Agreement to "Schedule 1" shall mean a reference to the
Schedule 1 attached hereto.


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